Exhibit 10.33

                                [SEAL] UNITED STATES DEPARTMENT OF COMMERCE PATENT AND TRADEMARK OFFICE

                      NOTICE OF ALLOWANCE AND ISSUE FEE DUE

                                   A3M1/1017

ROBERT M. DOWNEY
SUITE 1480
701 BRICKELL AVENUE
MIAMI FL 33131

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APPLICATION NO.   FILING DATE   TOTAL CLAIMS    EXAMINER AND GROUP ART UNIT    DATE MAILED
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
 08/732,971       10/16/96        009            SPITZER, R         1305       10/17/97
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FIRST NAMED
APPLICANT         MANSUR                     PIERRE G.
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
TITLE OF
INVENTION    SYSTEM AND METHOD OF VAPOR RECOVERY IN INDUSTRIAL WASHING EQUIPMENT

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ATTY'S DOCKET NO.  CLASS-SUBCLASS  BATCH NO.  APPLN. TYPE  SMALL ENTITY  FEE DUE  DATE DUE
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
1 MANSPA196        055-269.000     T21        UTILITY         YES        $660.00  01/20/98
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

THE APPLICATION INDENTIFIED ABOVE HAS BEEN EXAMINED AND IS ALLOWED FOR ISSUANCE AS A PATENT. PROSECUTION ON THE MERITS IS CLOSED.

THE ISSUE FEE MUST BE PAID WITHIN THREE MONTHS FROM THE MAILING DATE OF THIS NOTICE OR THIS APPLICATION SHALL BE REGARDED AS ABANDONED. THIS STATUTORY PERIOD CANNOT BE EXTENDED.

HOW TO RESPOND TO THIS NOTICE:
I. Review the SMALL ENTITY status shown
   above. If the SMALL ENTITY is shown as         If the small entity is shown
   YES, verify your current SMALL ENTITY          as NO:
   status:

   A. If the status is changed, pay twice
      the amount of the FEE DUE shown above       A. Pay FEE DUE shown above, or
      and notify the Patent and Trademark
      Office of the change in status, or
   B. If the status is the same, pay the
      FEE DUE shown above                         B. File verified statement of
                                                     Small Entity Status before,
                                                     or with, payment of 1/2 the
                                                     FEE DUE shown above.

II. Part B-Issue Fee Transmittal should be completed and returned to the Patent Trademark Office (PTO) with your ISSUE FEE. Even if the ISSUE FEE has already been paid by charge to deposit account, Part B Issue Fee Transmittal should be completed and returned. If you are charging the ISSUE FEE to your deposit account, section "4b" of Part B-Issue Fee Transmittal should be completed and an extra copy of the form should be submitted.

III. All communications regarding this application must give application number and batch number. Please direct all communications prior to issuance to Box ISSUE FEE unless advised to the contrary.

IMPORTANT
REMINDER: UTILITY PATENTS ISSUING ON APPLICATIONS FILED ON OR AFTER DEC. 12,
          1980 MAY REQUIRE PAYMENT OF MAINTENANCE FEES. IT IS PATENTEE'S RESPONSIBILITY TO ENSURE TIMELY PAYMENT OF MAINTENANCE FEES WHEN DUE.

                                   YOUR COPY